Mercator International Opportunity Fund

Institutional Class Shares: MOPPX

a series of Collaborative Investment Series Trust

Supplement dated December 6, 2018
to the Prospectus dated July 3, 2018

__________________________________________

At an in-person Board meeting held on October 19, 2018, the Trust’s Board of Trustees approved the appointment of Mercator Investment Management, LLC (“Mercator”), to serve as investment adviser to the Mercator International Opportunity Fund (the “Fund”).  A shareholder meeting will be held on or about January 11, 2019  at which time the shareholders will be asked to approve an investment advisory agreement with Mercator.  Pursuant to the terms of an interim agreement (“Interim Agreement”), Mercator will manage the Fund’s investments on a day-to-day basis and will employ the same investment strategies and retain the same portfolio manager as the current adviser, Belpointe Asset Management, LLC (“Belpointe”). The Interim Agreement took effect on November 24, 2018 and with a term of no more than 150 days, and will be terminated upon approval of the investment advisory agreement by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of the Fund. Belpointe will no longer be serving as adviser to the Fund.

Under the Interim Agreement between the Fund and Mercator, the Fund pays Mercator an annual advisory fee equal to 0.84% of the Fund’s average daily net assets.  The Interim Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 10 days prior written notice to Mercator. Under an Expense Limitation Agreement, Mercator has contractually agreed to waive its fees and reimburse expenses of the Fund, at least through November 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, or extraordinary expenses such as litigation) will not exceed 1.19% for Institutional Class Shares.

Any references to Belpointe, in the Fund’s Prospectus and Statement of Additional Information, as the adviser to the Fund are hereby replaced with Mercator.

This Supplement, dated December 6, 2018, and the Prospectus dated July  3, 2018, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-270-2848.

1

4836-5046-3609.2